Exhibit 99.2 Orrstown Financial Services, Inc. (Nasdaq: ORRF) Merger of Equals with Codorus Valley Bancorp, Inc. (Nasdaq: CVLY) Investor Presentation December 12, 2023 1

Disclaimer Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Orrstown Financial Services, Inc. (“Orrstown” or “ORRF”) and Codorus Valley Bancorp, Inc. (“Codorus Valley” or “CVLY”). Words such as anticipates, believes, estimates, expects, forecasts, intends, plans, projects, could, may, should, will or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Orrstown’s and Codorus Valley's current expectations and assumptions regarding Orrstown's and Codorus Valley's businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Any number of risks, uncertainties, or other factors could affect Orrstown's or Codorus Valley's future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement and plan of merger between Orrstown and Codorus Valley; the outcome of any legal proceedings that may be instituted against Orrstown or Codorus Valley; delays in completing the proposed transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) or shareholder approvals, or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all, including the ability of Orrstown and Codorus Valley to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Orrstown and Codorus Valley do business; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the possibility that revenues following the proposed transaction may be lower than expected; the impact of certain restrictions during the pendency of the proposed transaction on the parties' ability to pursue certain business opportunities and strategic transactions; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the ability to complete the proposed transaction and integration of Orrstown and Codorus Valley successfully; the dilution caused by Orrstown's issuance of additional shares of its capital stock in connection with the proposed transaction; and the potential impact of general economic, political or market factors on the companies or the proposed transaction and other factors that may affect future results of Orrstown or Codorus Valley. The foregoing list of factors is not exhaustive. Except to the extent required by applicable law or regulation, each of Orrstown and Codorus Valley disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Orrstown, Codorus Valley and factors which could affect the forward-looking statements contained herein can be found in Orrstown's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and its other filings with the SEC, and in Codorus Valley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and its other filings with the SEC. SEC filings are available free of charge on the SEC's website at www.sec.gov. Annualized, pro forma, projected, and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Additional Information About the Merger and Where to Find It In connection with the proposed transaction, Orrstown intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Codorus Valley and Orrstown and a prospectus of Orrstown, which will be distributed to the shareholders of Codorus Valley and Orrstown in connection with their votes on the merger of Codorus Valley with and into Orrstown and the issuance of Orrstown common stock in the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain these documents, and any other documents Orrstown and Codorus Valley have filed with the SEC, free of charge at the SEC's website, www.sec.gov, or by accessing Orrstown's website at www.orrstown.com under the Investor Relations link and then under the heading Documents, or by accessing Codorus Valley's website at ir.peoplesbanknet.com. In addition, documents filed with the SEC by Orrstown or Codorus Valley will be available free of charge by (1) writing Orrstown at 4750 Lindle Road, Harrisburg, PA 17111, Attention: Matthew Dyckman or (2) writing Codorus Valley at 105 Leader Heights Road, York, PA 17403, Attention: John Moss. 2

Disclaimer No Offer or Solicitation This document is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Orrstown, Codorus Valley or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law. Participants in Solicitation The directors, executive officers and certain other members of management and employees of Orrstown may be deemed to be participants in the solicitation of proxies from the shareholders of Orrstown in connection with the proposed transaction. Information about Orrstown's directors and executive officers is included in the proxy statement for its 2023 annual meeting of Orrstown's shareholders, which was filed with the SEC on March 31, 2023. The directors, executive officers and certain other members of management and employees of Codorus Valley may also be deemed to be participants in the solicitation of proxies in connection with the proposed transaction from the shareholders of Codorus Valley. Information about the directors and executive officers of Codorus Valley is included in the proxy statement for its 2023 annual meeting of Codorus Valley shareholders, which was filed with the SEC on March 31, 2023. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described above. 3

Creating a High Performing Community Banking Franchise 1 Significantly Enhanced Scale $5.3B $4.0B $4.5B Assets Loans Deposits PA Lebanon Harrisburg $2.7B $460M+ Carlisle AUM Market Cap York 2 Lancaster Peer Leading Performance Chambersburg ~1.50% ~20% ~49% 2025 ROAA 2025 ROATCE 2025 Efficiency MD 2 Baltimore Compelling Financial Metrics ~46% $84M ~25% Annapolis 2025 GAAP 2025 2025 Cash EPS New Headquarters 3 Net Income Accretion EPS Accretion ORRF Branches (21) CVLY Branches (30) 2.6 years 30%+ 4 TBV Earnback IRR 1) Excludes the impact of purchase accounting adjustments; Market capitalization based on ORRF’s market price of 3) Excludes the impact of purchase accounting rate marks (AOCI, loans, time deposits, trust preferred securities and $24.35 as of December 11, 2023 subordinated debt), CDI and CECL amortization (see appendix for pro forma reconciliation) 4 2) Based on consensus street estimates for ORRF and CVLY, assumed cost savings and purchase accounting adjustments 4) Tangible book value earnback calculated using the crossover method

Strategic Rationale Significantly Enhanced Scale 1 Peer Leading Performance 2 Strategically Compelling 3 Strong Transaction Metrics 4 Benefits All Stakeholders 5 5

Orrstown Financial Services, Inc. (ORRF) Company Overview Q3 2023 Financial Highlights • Holding company for Orrstown Bank, founded in 1919, and headquartered in Shippensburg, Pennsylvania $3.1B $2.3B $2.5B • Operates 21 branches serving consumers and businesses Total Assets Total Loans Total Deposits throughout Central and Eastern Pennsylvania and the greater Baltimore, Maryland region • Established track record of profitable growth 1.18% 16.2% 3.73% • Experienced M&A team with two completed bank mergers since ROAA ROATCE Net Interest Margin 2018 Branch Footprint $258M $1.7B 0.73% 1 Harrisburg NPAs / Assets Market Capitalization AUM/A Chambersburg Thomas Quinn, Jr. (President & CEO) Lancaster • Appointed President & CEO of ORRF in May 2009 Hagerstown • 30+ years of banking experience • Will lead the pro forma company as President & Chief Executive ORRF (21) Baltimore Officer Source: S&P Global Market Intelligence 1) Market capitalization as of December 11, 2023 6

Codorus Valley Bancorp, Inc. (CVLY)

ORRSTOWN Financial Services, Inc. | CODORUS VALLEY BANCORP, INC.

Company Overview

- Holding company for **PeoplesBank, A Codorus Valley Company, founded in 1864,** and headquartered in **York, Pennsylvania**
- **Largest full-service bank** headquartered in York County with **30 branches** spanning **South Central Pennsylvania** and the **greater Baltimore, Maryland region**
- Offers full range of **consumer, business, wealth management and mortgage services**

Branch Footprint



Harrisburg
Lancaster
York
Hanover
Baltimore
CVLY (30)

Q3 2023 Financial Highlights

$2.2B Total Assets	$1.7B Total Loans	$1.9B Total Deposits
1.08% ROAA	12.8% ROATCE	3.64% Net Interest Margin
$197M Market Capitalization[1]	$1.0B AUM/A	0.36% NPAs / Assets

Craig Kauffman (President & CEO)

- Appointed President & CEO of CVLY in **October 2021** after joining CVLY in 2018
- **30+ years** of banking experience
- Will join the company as **Chief Operating Officer** and **succeed Thomas Quinn as CEO** in June 2025

Source: S&P Global Market Intelligence
1) Market capitalization as of December 11, 2023

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Commanding Positions in Attractive and Diverse Markets 1 Regional Breakout Community Bank Deposits in PA and MD New Headquarters S&T Bancorp $7.0B ORRF Branches (21) Univest $6.0B CVLY Branches (30) Forbright $5.6B Eastern Shore Bancshares $4.7B Peoples Financial $4.6B Central Capital Funding $4.5B #7 Orrstown / Codorus $4.4B Community Bank Mid Penn $4.0B in PA & MD Firstrust $3.6B Maryland CNB Financial $3.1B Orrstown $2.5B #10 NexTier $2.2B Fidelity D & D $2.2B Penn Community $2.1B Citizens Financial $2.1B ACNB Corp. $2.0B Central Region: Eastern Region: Maryland Region: Citizens & Northern $2.0B $3.3B Deposits $391M Deposits $769M Deposits Codorus $1.9B #17 29 Branches 13 Branches 9 Branches Source: S&P Global Market Intelligence 1) Community banks defined as banks with total assets less than $10B; deposit data as of June 30, 2023, based on combined deposits in Pennsylvania and Maryland and pro forma for pending or recently completed mergers 8

Pro Forma Footprint | Markets of Operation by MSA Harrisburg-Carlisle, PA York-Hanover, PA Baltimore-Columbia-Towson, MD Population: 2.9M Population: 602K Population: 461K Median HHI: $93K Median HHI: $75K Median HHI: $76K # of Businesses: 149K # of Businesses: 38.2K # of Businesses: 20.0K Projected ’23 - ‘28 Growth Projected ’23 - ‘28 Growth Projected ’23 - ‘28 Growth Population: 1.4% Population: 2.5% Population: 1.7% HHI: 13.2% HHI: 11.9% HHI: 12.7% PF Deposits / Branches: $1.2B / 9 PF Deposits / Branches: $1.5B / 15 PF Deposits / Branches: $720M / 8 Community Bank Rank: #2 Community Bank Rank: #1 Community Bank Rank: #4 Lancaster, PA Hagerstown-Martinsburg, MD-WV Chambersburg-Waynesboro, PA Population: 302K Population: 157K Population: 557K Median HHI: $68K Median HHI: $70K Median HHI: $75K # of Businesses: 7.0K # of Businesses: 3.1K # of Businesses: 28.6K Projected ’23 - ‘28 Growth Projected ’23 - ‘28 Growth Projected ’23 - ‘28 Growth Population: 3.6% Population: 1.3% Population: 1.7% HHI: 9.3% HHI: 9.3% HHI: 11.5% PF Deposits / Branches: $49M / 1 PF Deposits / Branches: $391M / 13 PF Deposits / Branches: $626M / 5 Community Bank Rank: #8 Community Bank Rank: #4 Community Bank Rank: #2 Source: S&P Global Market Intelligence, NAICS Association, US Census Bureau; Deposit and community bank deposit market share rank data as of June 30, 2023 and pro forma for pending or recently completed mergers Note 1: “HHI” is defined as “Household Income” 9 Note 2: Community banks defined as banks with total assets less than $10B

High-Quality Core Deposit Base Pro forma 9% 12% 8% 9% 7% 11% $2.5B $1.9B $4.5B 17% 19% Deposits Deposits Deposits 56% 21% 68% 63% Noninterest Bearing IB Demand, Savings & MMDA Retail Time Deposits Jumbo Time Deposits Cost of Deposits: 1.65% Cost of Deposits: 1.84% Cost of Deposits: 1.73% 1 1 1 Deposit Beta : 29.1% Deposit Beta : 30.2% Deposit Beta : 29.6% Loans to Deposits: 89.0% Loans to Deposits: 89.4% Loans to Deposits: 89.2% Source: S&P Global Market Intelligence; Deposit data as of September 30, 2023 and pro forma data excludes purchase accounting adjustments; Jumbo time deposits are defined as time deposits greater than $100 thousand 1) Deposit beta is calculated as the difference between the Q4 2021 and Q3 2023 deposit cost divided by 5.25%, or the change in the federal funds rate between 1/1/2022 and 9/30/2023 10

Diversified Pro Forma Loan Portfolio Pro forma 1% 1% 1% 16% 11% 13% 14% 16% 10% 6% 7% $2.3B $1.7B $4.0B 9% loans loans loans 10% 13% 8% 55% 54% 55% CRE & Multi C&D Home Equity C&I Residential RE Other Yield on Loans: 5.78% Yield on Loans: 6.08% Yield on Loans: 5.91% Source: S&P Global Market Intelligence; Loan data as of September 30, 2023 and pro forma data excludes purchase accounting adjustments 11

Enhances Wealth Management Offering $2.7B pro forma assets under management CVLY $1.0B $2.7B ORRF Pro Forma AUM $1.7B 42% of pro forma non-interest income 1 Pro Forma Non-Interest Income Composition Combined company provides a full spectrum of wealth management, financial planning and Wealth Management brokerage solutions and services 21% Service Charges & Fees 2% 42% Opportunity to gain market share in growth markets Mortgage Banking 36% Other Source: S&P Global Market Intelligence 1) Financial data for the 9 months ended September 30, 2023 12

Thorough Reciprocal Due Diligence Process § Thorough management review of all key functional areas Key Functions for both companies § Joint on-site management meetings provided Comprehensive understanding of shared cultural values and business due diligence functions Credit and Finance & § Rigorous evaluation of each company’s risk management Underwriting Accounting process, compliance and internal controls and BSA/AML Commercial Wealth Banking Management § External review of loan portfolios, supplemented by internal credit risk management teams providing Technology & Loan & supervision and validation of third-party analysis Cybersecurity Deposit Ops Deep dive § In-depth review of lending and credit: review of over 50% of both commercial loan portfolios with a significant Retail Interest Rate in credit Banking Risk & ALM portion of the commercial credits over $5M reviewed § Detailed review of rating procedures and credit Legal & Human philosophy Compliance Resources § Combined team has a track record of successful merger integrations Experienced § Three completed bank mergers since 2015 combined M&A teams § Key executives of ORRF and CVLY have extensive prior due diligence and merger integration experience 13

Merger Overview • Merger of equals • Codorus Valley Bancorp, Inc. to merge into Orrstown Financial Services, Inc.; Peoples Bank to merge into Orrstown Bank Merger structure • 100% stock consideration & consideration • 0.875x of a ORRF share for each CVLY share 1 • Implied price per share of $21.31, or approximately $207 million in aggregate • Approximately 56% ORRF / 44% CVLY Ownership • Thomas Quinn, Jr. (ORRF) | President & CEO • Craig Kauffman (CVLY) | Chief Operating Officer Leadership • Neelesh Kalani (ORRF) | Chief Financial Officer Management • Mr. Quinn will retire from his executive roles on or about June 1, 2025, with Mr. Kauffman succeeding him as President and Chief succession plans Executive Officer • 13 directors: 7 ORRF / 6 CVLY Board of • Chair: Joel Zullinger directors • Vice Chair: Rodney Messick • Holding company / bank: Orrstown Financial Services, Inc. / Orrstown Bank Brand and • Headquarters: Harrisburg, PA headquarters • Operations center: York, PA Timing and • Anticipated closing in early Q3 2024 • Subject to ORRF and CVLY shareholder approvals and required regulatory approvals approvals 1) Based on ORRF’s market price of $24.35 as of December 11, 2023 14

Key Merger Assumptions • All stock transaction Structural • ORRF is the legal and accounting acquiror Elements • CVLY options exchanged for ORRF options • ORRF and CVLY earnings per share per street consensus estimates ─ ORRF: $0.82 in 2023Q4 | $2.93 in 2024 | $3.05 in 2025 Earnings ─ CVLY: $0.53 in 2023Q4 | $1.75 in 2024 | $2.00 in 2025 • One-time pre-tax merger expenses of approximately $27.5 million Merger Costs • Cost savings of approximately 18% of combined noninterest expense base & Synergies ─ 75% phased-in for 2024 and 100% thereafter • Revenue synergies identified but not included in financial model • Gross credit mark of $14.2 million Loan Credit ─ Non-PCD loan credit mark: $8.5 million, accreted back into earnings over 4 years (straight-line) ─ PCD loan credit mark: $5.7 million Mark ─ Day-2 CECL reserve equal to $8.5 million 1 • After-tax negative AOCI of approximately $38.4 million is accreted back into earnings straight-line over 6 years AOCI • Loan portfolio write-down of $76.2 million (amortized straight-line over 4 years) Interest • Time deposits write-down of $6.4 million (amortized straight-line over 2 years) Rate Marks • Trust preferred securities write-down of $1.3 million (amortized straight-line over 10 years) (Pre-Tax) • Subordinated debt write-down of $2.6 million (amortized straight-line over 5 years) • $58.5 million core deposit intangible, amortized over 10 years sum-of-the-years digits • 100% of restructuring charges realized at the close of the transaction Other • Pre-tax cost of cash of 5.0% and marginal tax rate of 21% 1) CVLY AOCI balance as of November 30, 2023 15

Pro Forma Financial Impact Financially compelling transaction with significantly increased profitability 1 2 GAAP Metrics Non-GAAP Metrics GAAP Metrics (Excl. AOCI & Rate Marks) (Excl. CECL Day-2 Double Count) Earnings ~46% ~21% ~8% ~25% ~19% ~43% 2024E EPS 2025E EPS 2025E Cash EPS 2025E EPS 2024E Cash EPS 2024E EPS Impact 3 3 Accretion Accretion Accretion Accretion Accretion Accretion TBV (20.9%) 2.6 years (0.7%) 0.3 years (19.4%) 2.5 years 4 4 4 Dilution at Close Earnback Dilution at Close Earnback Dilution at Close Earnback Impact 6.8% 7.9% 8.4% 9.5% 6.9% 8.0% Leverage Ratio Leverage Ratio Leverage Ratio TCE / TA TCE / TA TCE / TA Pro Forma 5 Capital 11.8% 13.8% 11.8% 9.5% 11.5% 9.7% Tier 1 Ratio TRBC Ratio Tier 1 Ratio TRBC Ratio Tier 1 Ratio TRBC Ratio 1) Excludes the impact of purchase accounting rate marks (AOCI, loans, time deposits, trust preferred and subordinated debt) 4) Tangible book value earnback calculated using the crossover method 2) Shown for illustrative purposes; Contemplates potential new FASB accounting implementation 5) Pro forma capital ratios are estimated and shown at the transaction close 16 3) Cash EPS accretion also excludes CDI and CECL amortization

Top-Tier Pro Forma Profitability 1 2 2025 Estimated Profitability: Pro Forma Company vs. Peers Return on Average Assets Pro Forma Return on Average Equity Pro Forma Efficiency Ratio Pro Forma Source: S&P Global Market Intelligence 1) Pro forma company estimates based on consensus street estimates for ORRF and CVLY, assumed cost savings and purchase accounting adjustments 17 2) Peer group includes public banks headquartered in the Mid-Atlantic with total assets between $4.0B and $10.0B; ORRF, CVLY and peer profitability data based on consensus street estimates

Potential for Significant Shareholder Value Creation 1 Pro Forma Peers 2025 Estimated Median Top Quartile 2 3 Profitability 2025E GAAP 2025E Cash ROAA 1.50% 1.29% 0.88% 0.92% ROAE 16.3% 14.0% 8.9% 10.4% Net interest margin 4.04% 3.55% 3.01% 3.40% Efficiency ratio 49.5% 55.0% 62.8% 55.9% Fee income / revenue 17.9% 19.9% 11.8% 19.2% Implied Trading Multiples 4 Price / 2025 EPS 5.5x 6.4x 9.3x 10.1x Trading multiple 71% 85% differential to GAAP Source: S&P Global Market Intelligence; Market data as of December 11, 2023 // 1) Peer group includes public banks headquartered in the Mid-Atlantic with total assets between $4.0B and $10.0B; Peer data based on consensus street estimates // 2) Pro forma company estimates based on consensus street estimates for ORRF and CVLY, assumed cost savings and purchase accounting adjustments // 3) Excludes the impact of purchase accounting rate marks (AOCI, loans, time deposits, trust preferred securities and 18 subordinated debt), CDI and CECL amortization (see appendix for pro forma reconciliation) // 4) The pro forma price to earnings multiples are based on ORRF’s market price of $24.35 as of December 11, 2023

Merger Synergies & Profitability Acceleration Achievable Cost Savings 2025E Noninterest Expense / Avg. Assets $25M in annual pre-tax cost savings identified • 18% of combined operating expense • Inclusive of incremental expenses ü Elimination of redundancies will enhance operating leverage going 2025E Efficiency Ratio forward ü Both companies have experience in successful M&A integrations and a history of executing on cost savings initiatives Source: S&P Global Market Intelligence, FactSet Note 1: Peer group includes public banks headquartered in the Mid-Atlantic with total assets between $4.0B and $10.0B 19 Note 2: Peer data based on consensus street estimates

Merger Benefits All Stakeholders ü Materially accretive to each entity’s EPS, ROA and ROE ü Pro forma market capitalization enhances shareholder liquidity ü Significant upside for all shareholders with successful integration, execution and delivery of estimated Shareholders performance metrics + ü Greater capabilities and expanded product suite ü Increased scale enables continued technology investment and client experience improvements Clientsü Increased lending capacity will support growth of the existing client base + ü Aligned corporate culture and operational philosophy ü Balanced leadership composition will be inclusive of each team ü Greater scale provides additional career mobility for our combined employees Employees ü Strengthens our ability to recruit and retain top-tier talent across our combined markets + ü Both banks have served their respective markets for over 100 years and will maintain their strong presence ü Contiguous branch networks ensure continued involvement in and support of local communities Communityü Deep commitment to community banking business model 20

Appendix

Pro Forma Reconciliation

ORRSTOWN Financial Services, Inc. | CODORUS VALLEY BANCORP, INC.

Tangible Book Value Per Share Dilution

	($M)	Shares (M)	$ per share
Orrstown Financial Services, Inc.			
standalone TBV as of 9/30/23	$221.7	10.6	$20.89
(+) net income to common	23.4		
(+) AOCI adjustment through 11/30/23	9.6		
(-) dividends	(6.4)		
(+) change in intangibles	0.6		
Standalone TBV @ close (6/30/24)	**$249.0**	**10.6**	**$23.46**
Closing adjustments and pro forma TBV			
Standalone ORRF TBV at close	$249.0	10.6	$23.46
(+) estimated standalone CVLY TBV	194.2		
(-) reversal of CVLY equity capital and intangibles	(194.2)		
(+) stock consideration to CVLY	207.0	8.5	
(-) goodwill and other intangibles created	(77.0)		
(-) ORRF after-tax deal charges	(17.8)		
(-) CECL double count on non-PCD loans	(6.7)		
Pro forma ORRF TBV @ close	**$354.4**	**19.1**	**$18.56**
$ dilution to ORRF			**($4.91)**
% dilution to ORRF			**(20.9%)**

2025 Earnings Per Share Accretion

	GAAP ($M)	Cash ($M)	Diluted shares (M)
ORRF 2025E net income	$31.7	$31.7	10.4
CVLY 2025E net income	19.2	19.2	9.6
Combined net income to common	**$51.0**	**$51.0**	
After-tax merger related adjustments			
cost savings – fully phased in	22.0	22.0	
amortization of CDI net of DTL	(8.0)		
opportunity cost of cash	(0.9)	(0.9)	
CECL non-PCD mark amortization	1.7		
loans – interest rate mark	15.0		
AOCI – AFS securities	6.4		
subordinated debt	(0.4)		
time deposits	(2.5)		
trust preferred	(0.1)		
Pro forma ORRF 2025E net income	**$84.2**	**$72.1**	**18.9**
ORRF 2025E standalone EPS	$3.05	$3.05	
Pro forma ORRF 2025E EPS	**$4.46**	**$3.81**	
$ accretion to ORRF	**$1.41**	**$0.76**	
% accretion to ORRF	**46.1%**	**25.0%**	

Source: S&P Global Market Intelligence, Company filings; ORRF and CVLY 2025 net income based on street consensus estimates

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